UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           Portec Rail Products, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


           West Virginia                                 55-0755271
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


         900 Old Freeport Road
         Pittsburgh, Pennsylvania                          15238-8250
--------------------------------------------              -------------
(Address of Principal Executive Offices)                   (Zip Code)

     If this form relates to the                   If this form relates to the
     registration of a class of                    registration of a class of
     securities pursuant to                        securities pursuant to
     Section 12(b) of the Exchange                 Section 12(g) of the Exchange
     Act and is effective pursuant                 Act and is effective pursuant
     to General Instruction A.(c),                 to General Instruction A.(d),
     please check the following                    please check the following
     box.  | |                                     box.  |x|

         Securities Act registration statement file number to which this form relates: 333-110288

         Securities to be registered pursuant to Section 12(b) of the Act:

           None                                          N/A
--------------------------------------------------------------------------------
       (Title of Class)                        (Name of Each Exchange on Which
                                                Each Class is to be Registered)

         Securities to be registered pursuant to Section 12(g) of the Act:

                    Common stock, par value $1.00 per share
                    ---------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         A description of the common stock of Portec Rail Products, Inc. (the "Registrant") is set forth under the headings "Description of Capital Stock" and "Our Policy Regarding Dividends" in the Registrant's Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission (the "SEC") on November 6, 2003, (File No. 333-110288) as amended by Pre-Effective Amendment No. 1 filed with the SEC on December 17, 2003, Pre-Effective Amendment No. 2 filed with the SEC on January 6, 2004, and as may be amended from time to time (the "Form S-1 Registration Statement") which information is incorporated herein by reference. The final prospectus, if filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.

Item 2.  Exhibits.
-----------------

1. Articles of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 of the Form S-1 Registration Statement.

2. Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Form S-1 Registration Statement.

3. Form of Common Stock Certificate of the Registrant, incorporated by reference to Exhibit 4 of the Form S-1 Registration Statement.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        PORTEC RAIL PRODUCTS, INC.



Date:    January  12, 2004              By: /s/ John S. Cooper
                                           -------------------------------------
                                           John S. Cooper
                                           President and Chief Executive Officer